UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2007

EnerLume Energy Management Corp.
(Exact name of registrant as specified in its charter)

Colorado	0-16196	06-1168423
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number

Two Broadway Hamden, Connecticut		06518
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 248-4100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.  Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On December 31, 2007, EnerLume Energy Management Corp. (the “Company”) entered into a repayment option agreement for the repayment or conversion of its $1,275,000 12% Unsecured Promissory Notes dated January 31, 2003 for an aggregate principal amount converted of $1,112,500.  Each of the individual noteholders was offered the opportunity to receive their principle in cash plus accrued interest as scheduled on January 31, 2008 or convert their respective notes to shares of the Company’s common stock and warrants to purchase shares of common stock.  A total of 22 out of the 29 noteholders accepted the Company’s offer of conversion and received an aggregate of 601,337 shares of common stock and 180,403 warrants.  The shares were valued at $1.85 per share and included warrants exercisable into one share of common stock at $2.25 per warrant.  Additionally, the warrants underlying the original notes were extended for an additional two years.

To the extent required by Item 1.01 of Form 8-K, the information contained or incorporated by reference in Item 3.02 of the Report is hereby incorporated by reference into this Item 1.01.

Section 3.  Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities.

On December 31, 2007, the Company entered into repayment option agreements to issue shares of its common stock and warrants to purchase common stock to satisfy its obligations pursuant to the 12% Unsecured Promissory Notes dated January 31, 2003.  This transaction is described in further detail above under Item 1.01 of this Report.

The securities were offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided by Section 4(2) of the Securities Act and by Rule 506 of Regulation D promulgated thereunder.  The securities may not be offered or sold in the United States in the absence of an effective registration statement or an exemption from the registration requirements under the Securities Act.  An appropriate “restricted” legend was placed on the securities.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities.  The report is being filed pursuant to and in accordance with Rule 135c of the Securities Act.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Option to Convert agreement between the Company and the noteholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERLUME ENERGY MANAGEMENT CORP.

Dated: January 4, 2008	By: /s/ Michael C. Malota
Michael C. Malota
Chief Financial Officer

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ENERLUME ENERGY MANAGEMENT CORP.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Option to Convert agreement between the Company and the noteholders.

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